UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 5, 2011
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-14471 (Commission File Number)	52-1574808 (IRS Employer Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
U.S. Patent and Trademark Office Issues New Patent Covering SOLODYN®
On April 5, 2011, the United States Patent and Trademark Office (“USPTO”) issued U.S. Patent No. 7,919,483, entitled “Method For The Treatment Of Acne” (the “’483 Patent”) to Medicis Pharmaceutical Corporation (the “Company”). The’483 Patent, which expires in February 2027, covers methods of using a controlled-release oral dosage form of minocycline to treat acne, including the use of the Company’s product SOLODYN® (minocycline HCl, USP) Extended Release Tablets in all eight currently available dosage forms. As previously reported, the USPTO issued a Notice of Allowance for U.S. Application No. 11/166,817, the patent application for the ’483 Patent, in October 2009 and a second Notice of Allowance in April 2010 following the completion of a Request for Continued Examination filed by the Company with the USPTO in November 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicis Pharmaceutical Corporation
Date: April 8, 2011	By:	/s/ Seth L. Rodner
Seth L. Rodner
Senior Vice President, General Counsel and Corporate Secretary